UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1520 Old Trolley Road Summerville, South Carolina	29485
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On April 21, 2011, Force Protection, Inc. (the “Company”), through its wholly-owned subsidiary, Force Protection Industries, Inc., was awarded a sub-contract from the Company’s joint venture Integrated Survivability Technologies Limited (“IST”) for the delivery of 47 Cougar Mastiff vehicles to United Kingdom Ministry of Defence. IST is a joint venture between Force Protection Europe Limited, a subsidiary of Force Protection Industries, Inc., and NP Aerospace Limited, a subsidiary of The Morgan Crucible Company plc. This subcontract has an approximate value of $27.4 million, and work under this sub-contract will be performed in Ladson, South Carolina, and is scheduled to be completed by December 31, 2011. Pursuant to this subcontract, the Company, through one or more of its subsidiaries, licenses certain of its intellectual property to IST for purposes of IST’s prime contract with United Kingdom Ministry of Defence and IST’s subcontract with NP Aerospace Limited.

Item 8.01.     Other Events.

On April 21, 2011, the Company issued a press release regarding the award from IST. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about the Company’s beliefs and expectations. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. These include, but are not limited to, the benefits of the Company’s products to the United Kingdom Ministry of Defence, the effects of establishing direct commercial relationships, the success of IST, and the ability to integrate the Company’s products with NP Aerospace Limited. A number of important factors could cause actual result to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, the Company’s ability to fulfill the order for the Cougar Mastiff vehicles on a timely basis, the Company’s ability to effectively manage and grow IST, the Company’s ability to manage its relationship with the United Kingdom Ministry of Defence and other strategic partners, the Company’s ability to effectively manage the risks in its business; the reaction of the marketplace to the foregoing; and other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $27.4 Million Contract for Delivery of 47 Mastiffs to the U.K.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: April 22, 2011

/s/ John F. Wall, III
(Signature)
	Name:	John F. Wall, III
	Title:	Senior Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $27.4 Million Contract for Delivery of 47 Mastiffs to the U.K.”